EXHIBIT 32.1


SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF DTOMI, INC.

In connection with the accompanying Annual Report on Form 10-KSB of Dtomi, Inc. for the year ended December 31, 2004, the undersigned, John Haddock, Chief Executive Officer and director, and principal financial officer, of Dtomi, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-KSB for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-KSB for the year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Dtomi, Inc.

Date: May 19, 2005

                                                /s/ John R. Haddock
                                                --------------------------------
                                                John R. Haddock
                                                Chief Executive Officer and
                                                principal financial officer

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